SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 16, 1997




                              MEDCATH INCORPORATED
                           (Exact name of registrant
                          as specified in its charter)

       North Carolina                   0-25176               56-1635096

(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)




         7621 Little Avenue, Suite 106, Charlotte, North Carolina 28226
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (704) 541-3228






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Item 5. Other Events

On May 16, 1997 MedCath Incorporated announced the acquisition of Ultimed, Inc., a Los Angeles, California based corporation. Ultimed provides cardiovascular disease management services to IPAs, HMOs and large cardiology groups. Ultimed currently manages over 150,000 capitated and noncapitated lives.


Exhibits:

            99.1 - Press Release dated May 16, 1997

































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

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDCATH INCORPORATED



Date:  May 22, 1997                         By:  /s/    Richard J. Post
                                                -----------------------
                                                        Richard J. Post
                                                        Chief Financial Officer,
                                                        Secretary and Treasurer





























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